UNIVERSAL ANNUITY


ANNUAL REPORTS
DECEMBER 31, 2002







                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                  FOR VARIABLE ANNUITIES

                  THE TRAVELERS QUALITY BOND ACCOUNT
                  FOR VARIABLE ANNUITIES

                  THE TRAVELERS MONEY MARKET ACCOUNT
                  FOR VARIABLE ANNUITIES





TRAVELERSLife&Annuity[Graphic Omitted]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

[Graphic Omitted]   Travelers  Asset  Management   International   Company,  LLC
                    ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products
                    Separate  Accounts  contained in this report:  The Travelers
                    Growth and Income Stock Account for Variable Annuities,  The
                    Travelers  Quality Bond Account for Variable  Annuities  and
                    The Travelers Money Market Account for Variable Annuities.




[Graphic Omitted]
A member of citigroup[Graphic Omitted]

                    The Travelers Investment Management Company ("TIMCO") provides equity management and subadvisory services for The Travelers Growth and Income Stock Account for Variable Annuities.

                                TABLE OF CONTENTS

                                                                            PAGE
--------------------------------------------------------------------------------

INVESTMENT ADVISORY COMMENTARY ................................................1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES.........................................................3


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES.....................17


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES.....................29


BOARD OF MANAGERS AND OFFICERS................................................38

TRAVELERSLife&Annuity[Graphic Omitted]



TRAVELERS LIFE & ANNUITY VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 2002

MARKET AND ECONOMIC OVERVIEW

The economy looks to have barely grown in the fourth quarter and is still following the same erratic up-and-down pattern that has been in place since late 2001. For all of 2002, however, growth looks to have been around 2.6% - a slow recovery, but a recovery nonetheless. Although still facing headwinds, growth is expected to be somewhat stronger in 2003 than last year. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

First quarter Gross Domestic Product ("GDP") growth was measured at a robust, inventory-driven 5% pace. Since the 2001 recession was mild by historic measures, the economy was still operating well below its potential output level and was able to absorb strong growth in the first quarter. GDP growth slowed down to 1.1% in the second quarter. Factors contributing to the second quarter slowdown included slower consumer spending, a surge in imports, slower inventory adjustment, and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as the growing uncertainty was projected to translate into weaker business spending and slower job growth. CEO certification of financial statements and anticipation of added fiscal stimulus through more tax cuts triggered a sharp market rally in the fourth quarter even as economic growth remained sluggish.

We believe low inflation, uncertainties related to Iraq, and an economic recovery that is too slow to create significant numbers of new jobs give the Federal Reserve Board ("Fed") the latitude necessary to keep monetary policy in its current highly accommodative stance. The Fed has called the current stance of monetary policy "accommodative" in policy statements released following every FOMC meeting in 2002 including the November meeting that resulted in the Fed easing another 50 basis points to 1.25%.

The Fed's "bias" was changed back to neutral following the November 6 Federal Open Market Committee ("FOMC") meeting. The statement released after that meeting pointed toward heightened uncertainties from geopolitical risks that have acted to slow spending, investment and job creation. We believe that the unexpectedly large size of the ease, the shift to a neutral bias, and the FOMC's characterization of the current state of economic growth as a "soft spot" lead to an expectation that the Fed is done easing for the foreseeable future.

Corporate financial health appears to be slowly improving. Modest gains in profits have been accomplished in an environment of very little pricing power and consequently low inflation. We believe that cost cutting has resulted in large gains in productivity and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters, the outlook for continued capital spending remains clouded by near-term uncertainty. Excess capacity in office and manufacturing space looks to continue to depress commercial construction activity well into 2003.

The bottom line is that we feel the economy looks to continue a modest, below-trend pace of growth in 2003. Although consumer spending is expected to slow somewhat, the corporate sector is poised to take up the slack. Federal government spending strength should largely offset weakness in state and local spending. Inventories, still at very low levels, are expected to add only modestly to growth. The weaker dollar and improvement in the technology sector look to allow exports to grow fast enough to offset import growth, but not much more.

Large cap stocks underperformed their small cap counterparts in 2002 while value stocks outperformed growth stocks. During the twelve months ending in December 2002, the Standard & Poor's 500 Stock Index ("S&P 500"), a value-weighted equity index comprised primarily of large-company stocks, declined 22.1% while the Russell 2000 index declined 20.5%. The Russell 1000 Value index declined 15.5% ahead of the Russell 1000 Growth index decline of 27.9%.

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues in the next few weeks. Also, investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that the intense risk aversion has derailed the long-term economic recovery, which is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months where bursts of optimism based on stimulative policy has alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.




DAVID A. TYSON, CFA, CHAIRMAN,
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

SANDIP A. BHAGAT, CFA,
PRESIDENT AND CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Asset Management International Company, LLC ("TAMIC") with the Travelers Investment Management Company ("TIMCO") serving as sub-adviser. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 2002, Account GIS declined 20.2%, before fees and expenses, outperforming the S&P 500 index, which declined 22.1%. Net of fees and expenses, Account GIS's loss of 21.7% for 2002 was ahead of the 24.2% loss for variable annuity stock accounts in the Lipper Growth & Income category. A discussion of portfolio performance for 2002 is presented next with a closer look at the second half of the year.

Our stock selection factors produced favorable results versus the benchmark for the year. During the first six months of the year, our earnings and price momentum components generated favorable returns. Specifically, our estimates revision factors worked well during the period of negative investor sentiment as companies with sustainable earnings growth prospects were rewarded with relatively superior performance. In the third quarter, concerns over corporate governance led investors to focus on quality of earnings. Our bias towards strong earnings fundamentals helped us outperform the index. However, a speculative rally in low-quality stocks during the fourth quarter hurt us and reduced our outperformance versus the benchmark. Overall, our stock selection was most favorable in the Consumer Discretionary and Health Care sectors, but adverse in the Technology sector.

In the Consumer Discretionary sector, we benefited from overweight positions in Proctor & Gamble and Apollo Group, and an underweight position in Clear Channel Communications. Proctor & Gamble continued to gain business momentum with its new products and aggressive sales initiatives. The stock traded lower during the currency crisis in Argentina and Brazil, but quickly recovered after some analysts upgraded the stock due to valuation and its diversified client base around the world. Apollo Group, which provides higher education programs for working adults, successfully expanded into new markets with their learning centers and customized training programs. During the past several quarters, the company was able to meet or exceed consensus earnings estimates. As a result, the stock moved higher steadily throughout the year. Clear Channel
Communications suffered from concerns that radio advertising growth might be slowing. Along with changes in senior management, the stock performed poorly.

In the Health Care sector, our underweight position in Bristol-Myers Squibb and our overweight positions in Wellpoint Health Networks and Forest Laboratories, Inc. helped us. Forest Lab benefited from a strong product pipeline with potential blockbuster therapies. Through the success of several product launches, the company remained highly profitable and generated healthy operating margins. Wellpoint Health Networks, which operates Blue Cross Blue Shield health plans, gained share in the national account business through the strength of the national Blue Cross program. Especially during the third quarter, investors were willing to pay a premium for its high quality of earnings and its upside profit potential from further consolidation within the Blue Cross program. Bristol-Myers Squibb announced that the SEC began an inquiry into its excess inventory stocking. The focus of the inquiry was whether the company misled shareholders by improperly inflating sales through excess inventory stocking.

On the other hand, in the Technology sector, our overweight positions in Motorola, Texas Instruments, and Siebel Systems hurt us. Motorola reduced a significant level of its workforce to compensate for the weak demand of its wireless infrastructure products. The company struggled to divest some of its peripheral products as revenue and profits continued to decline. Similarly, Texas Instruments reported sales and earnings that were below consensus estimates for the past quarter due to sluggish demand for its semiconductor products. Siebel Systems, which develops customer relationship management software, traded lower due to a drastic reduction in capital expenditure from major corporations. Strong pricing pressure from major software companies led to significant decline on operating margins and profits.

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues in the next few weeks. Also, investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have mitigated due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that the intense risk aversion has derailed the long-term economic recovery, which is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months where bursts of optimism based on stimulative policy has alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery is realized during 2003. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.

In our disciplined approach to stock selection, we screen our research universe of over 1000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. We continue to focus on this dual theme of low valuations and improving earnings outlook as the basis of our stock selection.

DAVID A. TYSON, CFA, CHAIRMAN,
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

PORTFOLIO  MANAGER:  SANDIP A.  BHAGAT,  CFA,  PRESIDENT  AND  CHIEF  INVESTMENT
OFFICER,
THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.





                                [GRAPHIC OMITTED]



                                [GRAPHIC OMITTED]
                     A member of citigroup[GRAPHIC OMITTED]

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS:
  Investment securities, at fair value (cost $538,761,183) ......   $454,884,194
  Cash ..........................................................         21,729
  Receivables:
    Dividends ...................................................        665,240
    Investment securities sold ..................................      1,622,717
    Purchase payments and transfers from other funding options ..        134,817
    Variation on futures margin .................................         17,500
  Other assets ..................................................         22,268
                                                                    ------------

      Total Assets ..............................................    457,368,465
                                                                    ------------


LIABILITIES:
  Payables:
    Investment securities purchased .............................      3,102,707
    Contract surrenders and transfers to other funding options ..         93,167
    Investment management and advisory fees .....................         32,219
    Insurance charges ...........................................         58,470
  Accrued liabilities ...........................................            868
                                                                    ------------

      Total Liabilities .........................................      3,287,431
                                                                    ------------

NET ASSETS: .....................................................   $454,081,034
                                                                    ============





                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
  Dividends .........................................................      $    8,029,077
  Interest ..........................................................             297,663
                                                                           --------------
    Total income ....................................................                          $    8,326,740

EXPENSES:
  Investment management and advisory fees ...........................           3,528,283
  Insurance charges .................................................           6,522,616
                                                                           --------------

    Total expenses ..................................................                              10,050,899
                                                                                               --------------

      Net investment income (loss) ..................................                              (1,724,159)
                                                                                               --------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ........................         398,033,650
    Cost of investment securities sold ..............................         442,107,745
                                                                           --------------

      Net realized gain (loss) ......................................                             (44,074,095)

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain (loss) at December 31, 2002 .....................         (83,876,989)
    Unrealized gain (loss) at December 31, 2001 .....................           8,265,805
                                                                           --------------

      Net change in unrealized gain (loss) for the year .............                             (92,142,794)
                                                                                               --------------

        Net realized gain (loss) and change in unrealized gain (loss)                            (136,216,889)
                                                                                                --------------

  Net increase (decrease) in net assets resulting from operations ...                          $ (137,941,048)
                                                                                                 ==============




                        See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002             2001
                                                                             -------------    -------------
OPERATIONS:
  Net investment income (loss) ...........................................   $  (1,724,159)   $  (2,987,580)
  Net realized gain (loss) from investment security transactions .........     (44,074,095)     (22,557,605)
  Net change in unrealized gain (loss) on investment securities ..........     (92,142,794)    (107,684,036)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from operations ......    (137,941,048)    (133,229,221)
                                                                             -------------    -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 1,672,473 and 1,952,537 units, respectively) ..........      25,669,656       35,651,317
  Participant transfers from other funding options
    (applicable to 688,693 and 979,445 units, respectively) ..............      10,328,582       17,842,644
  Administrative charges
    (applicable to 36,141 and 32,349 units, respectively) ................        (517,226)        (585,466)
  Contract surrenders
    (applicable to 3,628,838 and 3,126,520 units, respectively) ..........     (55,346,598)     (57,723,353)
  Participant transfers to other funding options
    (applicable to 3,238,862 and 2,986,184 units, respectively) ..........     (47,526,395)     (53,433,740)
  Other payments to participants
    (applicable to 157,894 and 190,128 units, respectively) ..............      (2,436,118)      (3,564,069)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from unit transactions     (69,828,099)     (61,812,667)
                                                                             -------------    -------------

      Net increase (decrease) in net assets ..............................    (207,769,147)    (195,041,888)

NET ASSETS:
  Beginning of year ......................................................     661,850,181      856,892,069
                                                                             -------------    -------------

  End of year ............................................................   $ 454,081,034    $ 661,850,181
                                                                             =============    =============




                       See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding Universal Annuity contracts issued by The Company. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. Therefore, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $288,336,497 and $359,803,039, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $5,066,012 and $4,453,699, respectively, for the year ended December 31, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    At December 31, 2002, Account GIS held 50 open S&P 500 Stock Index futures contracts expiring in March, 2003. The underlying face value, or notional value, of these contracts at December 31, 2002 amounted to $10,986,250. In connection with these contracts, short-term investments with a par value of $1,700,000 had been pledged as margin deposits.

    Net realized losses resulting from futures contracts were $1,116,889 and $5,571,408 for the years ended December 31, 2002 and, 2001, respectively. These losses are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2002 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Company, LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

    Insurance charges are paid for the mortality and expense risks assumed by The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983.

    For certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Company to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Company retained from Account GIS sales charges of $12,734 and $14,254 for the years ended December 31, 2002 and 2001, respectively. The Company generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $375,583 and $349,711 for the years ended December 31, 2002 and 2001, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $10,255,000 and $15,668,000 of the net assets of Account GIS were held on behalf of an affiliate of The Company as of December 31, 2002 and 2001, respectively. Transactions with this affiliate during the years ended December 31, 2002 and 2001, were comprised of participant purchase payments of approximately $70,000 and $123,000 and contract surrenders of approximately $1,045,000 and $374,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                    DECEMBER 31, 2002
                                                                        -------------------------------------------

                                                                                         UNIT             NET
                                                                           UNITS         VALUE           ASSETS
                                                                           -----         -----           ------
Accumulation phase of contracts issued prior to May 16, 1983 .......      8,870,705     $ 14.172     $ 125,725,520
Annuity phase of contracts issued prior to May 16, 1983 ............        217,440       14.172         3,081,798
Accumulation phase of contracts issued on or after May 16, 1983 ....     24,029,207       13.496       324,321,864
Annuity phase of contracts issued on or after May 16, 1983 .........         70,523       13.496           951,852
                                                                                                     -------------

Net Contract Owners' Equity ....................................................................     $ 454,081,034
                                                                                                     =============

6.   SUPPLEMENTARY INFORMATION

     (Selected data for a unit outstanding throughout each year.)

Contracts issued prior to May 16, 1983                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                           2002        2001        2000         1999        1998
                                                                           ----        ----        ----         ----        ----
SELECTED PER UNIT DATA:
   Total investment income .........................................     $   .240     $  .266      $  .242     $  .267     $  .243
   Operating expenses ..............................................         .261        .311         .376        .347        .272
                                                                         --------     -------      -------     -------     -------

   Net investment income (loss) .....................................       (.021)      (.045)       (.134)      (.080)      (.029)
   Unit value at beginning of year ..................................      18.064      21.418       24.427      20.017      15.510
   Net realized and change in unrealized gains (losses) .............      (3.871)     (3.309)      (2.875)      4.490       4.536
                                                                         --------     -------      -------     -------     -------

   Unit value at end of year ........................................    $ 14.172     $18.064      $21.418     $24.427     $20.017
                                                                         ========     =======      =======     =======     =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value ...........................     $  (3.89)    $ (3.35)     $ (3.01)    $  4.41     $  4.51
   Ratio of operating expenses to average net assets ...............         1.64%       1.63%        1.60%       1.60%       1.56%
   Ratio of net investment income (loss) to average net assets ......        (.12)%      (.24)%       (.57)%      (.37)%      (.16)%
   Number of units outstanding at end of year (thousands) ..........        9,088      10,329       11,413      12,646      13,894
   Portfolio turnover rate .........................................           54%         32%          52%         47%         50%


Contracts issued on or after May 16, 1983                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------
                                                                          2002         2001         2000         1999        1998
                                                                          ----         ----         ----         ----        ----
ELECTED PER UNIT DATA:
    Total investment income .........................................   $    .229     $   .254    $    .232   $    .256    $   .234
    Operating expenses ..............................................        .287         .343         .416        .385        .303
                                                                        ---------     --------    ---------   ---------    --------

    Net investment income (loss) ....................................       (.058)       (.089)       (.184)      (.129)      (.069)

    Unit value at beginning of year .................................      17.245       20.498       23.436      19.253      14.955
    Net realized and change in unrealized gains (losses) ............      (3.691)      (3.164)      (2.754)      4.312       4.367
                                                                        ---------     -------     ---------   ---------    ---------

    Unit value at end of year .......................................   $  13.496     $ 17.245    $  20.498   $  23.436    $ 19.253
                                                                        =========     ========    =========   =========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ...........................   $   (3.75)    $ (3.25)    $  (2.94)   $    4.18    $   4.30
    Ratio of operating expenses to average net assets ...............       1.89%        1.88%        1.85%       1.85%       1.81%
    Ratio of net investment income (loss) to average net assets .....      (.37)%       (.49)%       (.82)%      (.62)%      (.41)%
    Number of units outstanding at end of year (thousands) ..........      24,100       27,559       29,879      32,648      32,051
    Portfolio turnover rate .........................................         54%          32%          52%         47%         50%

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002


                                    NO. OF         FAIR
                                    SHARES         VALUE
                                 -----------   --------------
COMMON STOCK (97.4%)

 AEROSPACE (0.8%)
  Boeing Co.                          65,130   $   2,148,639
  General Dynamics                    15,743       1,249,522
  Goodrich Corp.                       9,805         179,628
                                               -------------
                                                   3,577,789
                                               -------------
 AIRLINES (0.2%)
  Southwest Airlines                  64,805         900,789
                                               -------------
  AUTOMOTIVE (1.3%)
  Dana Corp                           14,257         167,662
  Eaton Corp.                         13,534       1,057,141
  Ford Motor Co.                      84,264         783,655
  General Motors Corp.                58,723       2,164,530
  Harley-Davidson                      8,283         382,674
  Johnson Controls, Inc.              16,254       1,303,083
                                               -------------
                                                   5,858,745
                                               -------------
 BANKING (8.9%)
  Bank of America Corp.               98,454       6,849,445
  Bank of New York                    40,079         960,293
  Bank One Corp.                      82,443       3,013,292
  BB&T Corp.                          14,216         525,850
  Capital One Financial Corp.         12,106         359,790
  Comerica Inc.                        3,903         168,766
  Fifth Third BanCorp                 18,531       1,087,028
  FleetBoston Financial Corp.         72,187       1,754,144
  Golden West Financial Corp          18,467       1,326,115
  J.P. Morgan Chase & Co.            127,626       3,063,024
  MBNA Corp.                         129,091       2,455,311
  National City Corp.                 63,022       1,721,761
  Northern Trust                      13,733         480,174
  PNC Financial Services Group        17,792         745,485
  Regions Financial Corp.             13,538         451,628
  SouthTrust Corp.                    19,090         474,673
  State Street Corp.                  17,908         698,412
  SunTrust Banks                      16,256         925,291
  Synovus Financial                   19,757         383,286
  U. S. Bancorp                       90,739       1,925,482
  Union Planters                      40,764       1,147,099
  Wachovia Corp.                      58,407       2,128,351
  Washington Mutual, Inc.             77,833       2,687,573
  Wells Fargo & Co.                  107,553       5,041,009
                                               -------------
                                                  40,373,282
                                               -------------
 BEVERAGE (3.4%)
  Adolph Coors Co.                    16,277         996,966
  Anheuser-Busch Cos.                 61,192       2,961,693
  Coca-Cola Co.                      135,707       5,946,681
  Coca-Cola Enterprises Inc.          24,595         534,203
  Pepsi Bottling Group                43,304       1,112,913
  PepsiCo, Inc.                       90,782       3,832,816
                                               -------------
                                                  15,385,272
                                               -------------
 BROKERAGE (2.3%)
  Charles Schwab Corp.               125,636       1,363,151
  Goldman Sachs Group, Inc.           32,393       2,205,963
  Lehman Brothers Holding, Inc.       23,258       1,239,419
  Merrill Lynch & Co.                 92,466       3,509,085
  Morgan Stanley Dean Witter & Co.    59,470       2,374,042
                                               -------------
                                                  10,691,660
                                               -------------
 BUILDING MATERIALS (0.4%)
  Centex Corp.                        15,897         798,029
  Masco Corp.                         38,742         815,519
                                               -------------
                                                   1,613,548
                                               -------------
 CAPITAL GOODS (0.5%)
  Applied Materials, Inc. (A)         95,225       1,241,258
  Deere & Co.                         19,655         901,182
  Nucor Corp.                          6,985         288,480
                                               -------------
                                                   2,430,920
                                               -------------
 CHEMICALS (1.4%)
  Air Products & Chemical, Inc.       24,905       1,064,689
  Dow Chemical Co.                    46,281       1,374,546
  E.I. Dupont de Nemours & Co.        50,341       2,134,458
  Eastman Chemical Co.                11,637         427,892
  Monsanto Co.                        11,110         213,867
  PPG Industries                       9,292         465,994
  Praxair, Inc.                        8,221         474,927
  Rohm & Haas Co.                     10,795         350,622
                                               -------------
                                                   6,506,995
                                               -------------
 CONGLOMERATES (4.8%)
  Emerson Electric Co.                14,414         732,952
  General Electric Co.               553,349      13,474,048
  Honeywell International, Inc.       59,341       1,424,184
  3M Co.                              21,154       2,608,288
  Tyco International Ltd.            109,945       1,877,861
  United Technologies Corp.           25,638       1,588,018
                                               -------------
                                                   21,705,351
                                               -------------
 CONSTRUCTION MACHINERY (0.2%)
  Ingersoll-Rand Co.                  21,687         933,842
                                               -------------
 CONSUMER (3.7%)
  Alberto-Culver                      17,453         879,631
  Avery Dennison Corp.                14,077         859,823
  Ball Corp.                          11,870         607,625
  Black & Decker Corp.                 4,966         212,992
  Colgate-Palmolive Co.               21,673       1,136,315
  Eastman Kodak                       14,771         517,576
  Gillette Co.                        38,456       1,167,524
  Kimberly Clark Corp.                20,481         972,233
  Leggett & Platt, Inc.               40,940         918,694
  Maytag Corp.                        27,353         779,561
  Newell Rubbermaid Inc.              34,099       1,034,222
  Procter & Gamble Co.                79,020       6,790,979
  Reebok International (A)             8,644         254,134
  Sealed Air (A)                      18,909         705,306
                                               -------------
                                                  16,836,615
                                               -------------
 DEFENSE (0.9%)
  Lockheed Martin Corp.               35,242       2,035,226
  Northrop Grumman Corp.               9,329         904,913
  Raytheon Co.                        33,652       1,034,799
                                               -------------
                                                   3,974,938
                                               -------------

                                    NO. OF          FAIR
                                    SHARES          VALUE
                                  -----------   -------------
 ENTERTAINMENT (1.5%)
  Harrah's Entertainment, Inc. (A)     28,024   $   1,109,750
  Viacom, Inc. (A)                     95,627       3,897,757
  Walt Disney Co.                     124,079       2,023,728
                                                -------------
                                                    7,031,235
                                                -------------
 FINANCE (2.1%)
  American Express Co.                116,371       4,113,715
  Countrywide Credit                   22,317       1,152,673
    Industries, Inc.
  Household Finance Corp.              47,116       1,310,296
  Mellon Financial                     21,761         568,180
  MetLife Capital Trust                43,617       1,179,404
  Moody's Corp.                        22,570         931,915
  Providian Financial (A)              67,320         436,907
                                                -------------
                                                    9,693,090
                                                -------------
 FOOD (1.5%)
  ConAgra Foods                        29,580         739,796
  Hershey Foods Corp.                  19,475       1,313,394
  Kellogg Co.                          38,762       1,328,374
  McDonald's Corp.                     48,080         773,126
  Sysco Corp.                          36,587       1,089,927
  Tyson Foods, Inc.                    53,892         604,668
  Yum! Brands, Inc. (A)                35,505         859,931
                                                -------------
                                                    6,709,216
                                                -------------
 GAMING (0.1%)
  MGM MIRAGE, Inc. (A)                 18,131         597,779
                                                -------------
 HEALTHCARE (2.9%)
  Abbott Laboratories                  85,925       3,437,000
  Bausch & Lomb, Inc.                  24,262         873,432
  Cardinal Health, Inc.                32,705       1,935,809
  Caremark Rx, Inc. (A)                28,637         465,351
  Guidant Corp. (A)                    14,639         451,613
  HCA-The Healthcare Company           47,444       1,968,926
  McKesson Corp.                       15,827         427,804
  UnitedHealth Group, Inc.             23,627       1,972,855
  Varian Medical Systems (A)            9,603         476,309
  Wellpoint Health Networks (A)        13,719         976,244
                                                -------------
                                                   12,985,343
                                                -------------
 HOME CONSTRUCTION (0.1%)
  K.B. HOME                             4,923         210,950
  Pulte Homes                           4,780         228,819
                                                -------------
                                                      439,769
                                                -------------
 INDEPENDENT ENERGY (0.8%)
  Apache Corp.                          9,383         534,737
  Burlington Resources                 23,032         982,315
  Devon Energy                          8,608         395,107
  Entergy Corp.                        33,427       1,523,937
                                                -------------
                                                    3,436,096
                                                -------------
 INSURANCE (4.1%)
  Aetna Inc.                            8,035        330,399
  AFLAC Inc.                           14,070         423,788
  Allstate Corp.                       62,561       2,314,131
  Ambac Financial Group                37,335       2,099,720
  American International Group        136,841       7,916,252
  Lincoln National Corp.               18,679         589,883
  Marsh & McLennan Co.                 12,621         583,216
  MGIC Investment Corp.                20,929         864,368
  Prudential Financial                 31,527       1,000,667
  PMI Group                            27,071         813,213
  Progressive Corp.                    15,053         747,080
  Torchmark Corp.                      32,197       1,176,156
                                                -------------
                                                   18,858,873
                                                -------------
 INTEGRATED ENERGY (4.7%)
  Amerada Hess Corp.                    5,647         310,867
  Anadarko Petroleum                   15,868         760,077
  Chevron Texaco Corp.                 56,655       3,766,424
  Conoco, Inc.                         36,791       1,780,316
  Exxon Mobil Corp.                   368,632      12,880,002
  Marathon Oil Corp.                   19,149         407,682
  Occidental Petroleum                 20,675         588,204
  Unocal Corp.                         22,140         677,041
                                                -------------
                                                   21,170,613
                                                -------------
 LODGING (0.2%)
  Marriott International               27,929         918,026
                                                -------------
MEDIA  (2.1%)
  AOL Time Warner (A)                 267,687       3,506,700
  Clear Channel
Communications, Inc. (A)               41,617       1,551,898
  Comcast Corp. (A)                   131,423       2,966,874
  Gannett Company, Inc.                10,560         758,208
  Omnicom Group                        10,301         665,445
  Tribune Co.                           7,131         324,175
                                                -------------
                                                    9,773,300
                                                -------------
 METALS (0.7%)
  Alcoa, Inc.                          45,775       1,042,755
  Illinois Tool Works                  16,413       1,064,547
  Pactiv Corp. (A)                     44,783         978,956
                                                -------------
                                                    3,086,258
                                                -------------
 NATURAL GAS DISTRIBUTORS (0.5%)
  Questar Corp.                        40,012       1,113,134
  Kinder Morgan, Inc.                  28,699       1,213,107
                                                -------------
                                                    2,326,241
                                                -------------
 OIL FIELD (0.9%)
  Baker Hughes, Inc.                   36,961       1,189,775
  Halliburton Co.                      55,053       1,030,042
  Schlumberger Ltd.                    27,755       1,168,208
  Transocean, Inc.                     23,559         546,569
                                                -------------
                                                    3,934,594
                                                -------------
 PAPER (0.7%)
  Georgia-Pacific Corp.                19,492         314,991
  International Paper Co.              41,424       1,448,597
  Temple-Inland                        17,825         798,738
  Weyerhaeuser Co.                     10,987         540,670
                                                -------------
                                                    3,102,996
                                                -------------

                                   NO. OF            FAIR
                                   SHARES            VALUE
                                ------------    --------------
 PHARMACEUTICALS (11.1%)
  AmerisourceBergen Corp.              5,774    $      313,586
  Amgen, Inc. (A)                     96,123         4,648,508
  Baxter International, Inc.          30,677           858,956
  Biomet, Inc.                        38,961         1,117,596
  Bristol-Myers Squibb Co.           121,756         2,818,651
  Eli Lilly & Co.                     56,867         3,611,055
  Forest Laboratories, Inc. (A)       22,464         2,206,414
  Johnson & Johnson                  178,095         9,565,482
  King Pharmaceuticals (A)            35,069           602,836
  Merck & Co., Inc.                  123,103         6,968,861
  Pfizer, Inc.                       340,659        10,413,946
  Pharmacia Corp.                     65,128         2,722,350
  Schering-Plough Corp.               80,722         1,792,028
  Wyeth                               73,278         2,740,597
                                                --------------
                                                    50,380,866
                                                --------------
 RAILROADS (0.2%)
  Union Pacific                       13,560           811,837
                                                --------------
 REAL ESTATE (0.2%)
  Equity Office Properties Trust      25,856           645,883
  Equity Residential                  18,664           458,761
                                                --------------
                                                     1,104,644
                                                --------------
 REFINING (0.1%)
  Newmont Management Corp.            21,569           626,148
                                                --------------
 RETAILERS (6.6%)
  AutoZone, Inc (A)                   13,623           962,465
  Bed Bath & Beyond, Inc. (A)         37,251         1,288,698
  Costco Wholesale (A)                20,869           586,523
  Dillard's, Inc.                      9,531           151,162
  Federated Department
    Stores, Inc. (A)                  11,075           318,517
  Gap Inc.                            57,855           897,910
  Home Depot, Inc.                   126,407         3,028,712
  Kohl's Corp. (A)                    31,871         1,783,182
  Limited Brands, Inc.                80,973         1,127,954
  Lowe's Cos.                         61,135         2,292,563
  Staples Inc. (A)                    76,386         1,396,718
  Target Corp.                        43,336         1,300,080
  Walgreen Co.                        61,509         1,795,448
  Wal-Mart Stores, Inc.              258,753        13,069,614
                                                --------------
                                                    29,999,546
                                                --------------
 SERVICES (2.2%)
  Apollo Group, Inc. (A)              26,387         1,161,160
  Boston Scientific Corp. (A)         22,656           963,333
  Cendant Corp. (A)                   57,433           601,898
  Concord EFS (A)                     35,901           565,082
  eBay, Inc. (A)                      11,967           811,781
  H & R Block                         25,742         1,034,828
  KLA-TenCor Corp. (A)                10,634           375,540
  Medtronic, Inc.                     65,825         3,001,620
  Paychex, Inc.                       18,615           519,638
  Waste Management                    38,194           875,406
                                                --------------
                                                     9,910,286
                                                --------------
 SUPERMARKETS (0.3%)
  Kroger Co. (A)                      33,647           519,846
  Safeway, Inc. (A)                   24,075           562,392
  Supervalue, Inc.                    28,920           477,469
                                                --------------
                                                     1,559,707
                                                --------------
 TECHNOLOGY (14.7%)
  Adobe System, Inc.                  45,698         1,134,453
  Altera Corp. (A)                    39,142           484,969
  Analog Devices, Inc. (A)            21,816           520,748
  Automatic Data Processing           32,429         1,272,838
  Avaya Inc. (A)                     272,325           667,196
  Cisco Systems, Inc. (A)            429,340         5,622,207
  Computer Associates
    International                     53,746           725,571
  Computer Sciences Corp. (A)         25,239           869,484
  Dell Computer Corp. (A)            155,424         4,161,478
  Electronic Data Systems             79,219         1,460,006
  EMC Corp. (A)                      210,823         1,294,453
  First Data Corp.                    53,905         1,908,776
  Fiserv Inc. (A)                     23,191           786,407
  Hewlett Packard Co.                176,732         3,068,068
  Intel Corp.                        368,125         5,733,547
  International Business
    Machines Corp.                    90,781         7,035,528
  Intuit Inc. (A)                     11,651           547,073
  Lexmark International
   Group, Inc. (A)                    13,882           839,861
  Linear Technologies                 17,500           449,488
  Lucent Technologies (A)            202,411           255,038
  Mattel, Inc. (A)                    56,642         1,084,694
  Maxim Integrated Products           14,801           488,877
  Micron Technologies, Inc. (A)       33,121           322,599
  Microsoft (A)                      297,235        15,372,994
  Motorola, Inc.                     191,251         1,654,321
  National Semiconductor (A)          46,688           700,787
  Oracle Corp. (A)                   309,680         3,347,641
  QUALCOMM, Inc. (A)                  42,402         1,541,737
  Sanmina Corp. (A)                  101,206           453,403
  Scientific-Atlanta, Inc.            42,650           505,829
  Sun Microsystems, Inc. (A)         251,660           782,663
  Texas Instruments, Inc.             93,014         1,396,140
  Unisys Corp. (A)                    60,043           594,426
                                                --------------
                                                    67,083,300
                                                --------------
 TELECOMMUNICATIONS (4.3%)
  ALLTEL Corp.                        35,006         1,785,306
  AT&T Corp.                          44,476         1,161,268
  AT&T Wireless Group (A)            250,870         1,417,416
  BellSouth Corp.                    110,808         2,866,603
  CenturyTel, Inc.                     8,627           253,461
  SBC Communications, Inc.           186,845         5,065,368
  Sprint Corp - PCS Group             80,601         1,167,102
  Verizon Global Funding Corp.       150,378         5,827,148
                                                --------------
                                                    19,543,672
                                                --------------

                                   NO. OF             FAIR
                                   SHARES            VALUE
                                ------------    --------------
 TEXTILE (0.3%)
  NIKE, Inc.                           4,893    $      217,592
  VF Corp.                            28,114         1,013,510
                                                --------------
                                                     1,231,102
                                                --------------
 TOBACCO (1.3%)
  Fortune Brands                      25,177         1,170,982
  Philip Morris Cos.                 114,430         4,637,848
                                                --------------
                                                     5,808,830
                                                --------------
 TRANSPORTATION SERVICES (1.0%)
  FedEx Corp.                         25,714         1,394,213
  United Parcel                       47,457         2,993,588
                                                --------------
                                                     4,387,801
                                                --------------
 U.S. AGENCY (1.9%)
  Federal Association National
    Mortgage                          67,114         4,317,444
  Federal Home Loan Mortgage Corp.    52,890         3,123,155
  SLM Corp.                           13,433         1,395,151
                                                --------------
                                                     8,835,750
                                                --------------
 UTILITIES (1.5%)
  Centerpoint Energy, Inc.            46,146           392,241
  Dominion Resources, Inc.            17,929           984,302
  Duke Energy                         52,313         1,022,196
  Edison International (A)            18,528           219,557
  Exelon Corp.                        35,873         1,893,018
  FirstEnergy Corp.                    6,767           223,108
  Mirant Corp. (A)                   154,082           291,215
  Southern Co.                        69,040         1,960,046
                                                --------------
                                                     6,985,683
                                                --------------

  TOTAL COMMON STOCKS
   (COST $527,000,145)                             443,122,347
                                                --------------



                                       PRINCIPAL          FAIR
                                         AMOUNT           VALUE
                                     ------------   ---------------
 SHORT-TERM INVESTMENTS (2.6%)
  COMMERCIAL PAPER (2.2%)
   American General Financial
    Corp.,
    1.32% due February 19, 2003     $   1,527,000    $    1,524,215
   Societe Generale North America,
    1.35% due February 20, 2003         5,000,000         4,990,700
   Blueridge Asset Funding Corp.,
    1.60% due January 6, 2003           3,550,000         3,549,215
                                                     --------------
                                                         10,064,130
                                                     --------------
  U.S. TREASURY (0.4%)
   United States of America
    Treasury,
    1.61% due February 13, 2003 (B)     1,700,000         1,697,717
                                                    ---------------

  TOTAL SHORT-TERM
   INVESTMENTS (COST $11,761,038)                        11,761,847
                                                    ---------------

                                  NOTIONAL
                                   VALUE
                                -------------
  FUTURES CONTRACTS (0.0%)
   S&P 500 Stock Index,
    Exp. March, 2003 (C)       $   10,986,250
                                                                 -
                                                    ---------------
   TOTAL INVESTMENTS (100%)
                                                    ---------------
    (COST $538,761,183) (D)                         $   454,884,194
                                                    ===============


NOTES

(A)   Non-income Producing Security.

(B) Par value of $1,700,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

 (D) At December 31, 2002, net unrealized depreciation for all securities was $83,876,989. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over cost of $22,811,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over fair value of $106,688,100.

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for the one-year period ended December 31, 1998 was audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Hartford, Connecticut
February 14, 2003

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


In 2002, Travelers Quality Bond Account for Variable Annuities ("Account QB") had a gross return of 2.34% versus the Lehman Intermediate Government/Credit Index, ("the Lehman") which returned 9.84%. The year-to-date underperformance was mainly due to our credit exposure, in particular to telecom and energy sectors. Even with the end of year rally, 2002 was the third worst in history for excess returns in the credit markets since 1989. (-187 basis points in 2002, -463 basis points in 2000; -265 basis points in 1998 in the U.S.).

The fourth quarter brought a measure of relief, sparked mainly by the Federal Reserve Board's ("Fed") 50 basis points ease in November and a slowdown in the pace of negative headlines. Except Healthcare and Airlines, the sectors that underperformed generally held their ground while the rest of the market moved significantly tighter. Many of the companies that had traded at distressed levels for much of 2002 recovered significant ground in the fourth quarter. Top performing issuers included AOL Time Warner, Clear Channel, Comcast, Cox and Sprint. Telecom bond prices improved in the fourth quarter as the credit stories have stabilized or improved. Investors recognized progress made as companies focused on improving balance sheet/liquidity, stabilizing revenue and margins, and increasing free cash flow. Market technicals improved as bond buyers returned to the telecom sector after being sidelined by a stream of bad news during the first three quarters of the year. During the fourth quarter of 2002, Account QB had a gross return of 3.02% versus the Lehman, which returned 1.69%.

On balance, we think current valuations in the corporate market remain attractive, given the strong technical backdrop, but do not expect significant outperformance in higher-quality issues. With treasuries near decades long lows, and "safe haven" sector spreads approaching 5-year tights, investors seem to be looking for any rationale to reach for yield. On the technical front, the seasonal increase in risk appetites, as well as pent-up cash balances, should bolster credit in the near future. Fundamentals remain mixed as war concerns and weak growth impinge on corporate profit outlooks and investor confidence.

During the fourth quarter 2002, we have further diversified the individual credit and sector concentrations in the portfolio. As the economy makes its way out of recession and the market jitters dissipate, we will remain diligent in seeking issues with total return potential.

PORTFOLIO MANAGER:  DAVE TYSON, CFA

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS


                               [Graphic Omitted]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS:
  Investment securities, at fair value (cost $117,509,385) ......   $110,673,096
  Cash ..........................................................            916
  Receivables:
    Interest ....................................................      1,662,028
    Purchase payments and transfers from other funding options ..         61,349
  Other assets ..................................................          1,451
                                                                    ------------

      Total Assets ..............................................    112,398,840
                                                                    ------------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other funding options...        192,851
    Investment management and advisory fees .....................          3,995
    Insurance charges ...........................................         14,292
  Accrued liabilities ...........................................              9
                                                                    ------------

      Total Liabilities .........................................        211,147
                                                                    ------------

NET ASSETS: .....................................................   $112,187,693
                                                                    ============









                       See Notes to Financial Statements

                      THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest .........................................................                        $      6,953,729

EXPENSES:
  Investment management and advisory fees ..........................    $      384,157
  Insurance charges ................................................         1,405,446
                                                                        --------------

    Total expenses .................................................                               1,789,603
                                                                                            ----------------

      Net investment income (loss) .................................                               5,164,126
                                                                                            ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold .......................       130,534,711
    Cost of investment securities sold .............................       133,642,809
                                                                        --------------

      Net realized gain (loss) .....................................                              (3,108,098)

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain (loss) at December 31, 2002 ....................        (6,836,289)
    Unrealized gain (loss) at December 31, 2001 ....................        (5,187,051)
                                                                        --------------

      Net change in unrealized gain (loss) for the year ............                              (1,649,238)
                                                                                            ----------------

        Net realized gain (loss) and change in unrealized gain (loss)                             (4,757,336)
                                                                                            ----------------

  Net increase (decrease) in net assets resulting from operations ..                        $         406,790
                                                                                            ================








                      See Notes to Financial Statements

                      THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                   2002             2001
                                                                                   ----             ----
OPERATIONS:
  Net investment income (loss) ...........................................   $   5,164,126    $   6,125,350
  Net realized gain (loss) from investments security transactions ........      (3,108,098)       2,198,958
  Net change in unrealized gain (loss) on investments ....................      (1,649,238)      (3,642,244)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from operations ......         406,790        4,682,064
                                                                             -------------    -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 970,567 and 824,666 units, respectively) ..............       6,020,842        5,257,007
  Participant transfers from other funding options
    (applicable to 1,840,387 and 4,622,095 units, respectively) ..........      11,390,851       29,722,165
  Administrative charges
    (applicable to 15,036 and 13,608 units, respectively) ................         (93,554)         (86,730)
  Contract surrenders
    (applicable to 2,477,747 and 1,960,150 units, respectively) ..........     (15,412,418)     (12,599,764)
  Participant transfers to other funding options
    (applicable to 3,053,338 and 2,598,052 units, respectively) ..........     (18,818,812)     (16,607,051)
  Other payments to participants
    (applicable to 157,757 and 101,586 units, respectively) ..............        (993,160)        (655,559)
                                                                             -------------    -------------

    Net increase (decrease) in net assets resulting from unit transactions     (17,906,251)       5,030,068
                                                                             -------------    -------------

      Net increase (decrease) in net assets ..............................     (17,499,461)       9,712,132

NET ASSETS:
  Beginning of year ......................................................     129,687,154      119,975,022
                                                                             -------------    -------------
  End of year ............................................................   $ 112,187,693    $ 129,687,154
                                                                             =============    =============






                    See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding Universal Annuity contracts issued by The Company. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities, which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems, in good faith, to be fair value.

    Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost, which approximates fair value.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. Therefore, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $69,501,297 and $78,510,853, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $51,240,473 and $67,257,292, respectively, for the year ended December 31, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983.

    For certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Company to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Company retained from Account QB sales charges of $4,708 and $5,870 for the years ended December 31, 2002 and 2001, respectively. The Company generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $78,280 and $65,357 for the years ended December 31, 2002 and 2001, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $131,000 and $319,000 of the net assets of Account QB were held on behalf of an affiliate of The Company as of December 31, 2002 and 2001, respectively. Transactions with this affiliate during the years ended December 31, 2002 and 2001, were comprised of participant purchase payments of approximately $80,000 and $270,000 and contract surrenders of approximately $152,000 and $300,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                       DECEMBER 31, 2002
                                                                           -------------------------------------------
                                                                                             UNIT            NET
                                                                                UNITS        VALUE          ASSETS
                                                                                -----        -----          ------
Accumulation phase of contracts issued prior to May 16, 1983 .........        4,622,062    $   6.674    $   30,847,922
Annuity phase of contracts issued prior to May 16, 1983 ..............           61,565        6.674           410,890
Accumulation phase of contracts issued on or after May 16, 1983 ......       12,725,236        6.356        80,878,234
Annuity phase of contracts issued on or after May 16, 1983 ...........            7,969        6.356            50,647
                                                                                                        --------------

Net Contract Owners' Equity ........................................................................    $  112,187,693
                                                                                                        ==============

6. SUPPLEMENTARY INFORMATION (Selected data for a unit outstanding throughout each year.)

SUPPLEMENTARY INFORMATION

(Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                         2002         2001         2000         1999         1998
                                                                       --------     --------     --------     --------     --------
SELECTED PER UNIT DATA:
    Total investment income ........................................   $   .381     $   .421     $   .446     $   .393     $   .363
    Operating expenses .............................................       .086         .089         .081         .080         .076
                                                                       --------     --------     --------     --------     --------

    Net investment income (loss) ...................................       .295         .332         .365         .313         .287

    Unit value at beginning of year ................................      6.608        6.335        6.055        5.994        5.593
    Net realized and change in unrealized gains (losses) ...........      (.229)       (.059)       (.085)       (.252)        .114
                                                                       --------     --------     --------     --------     --------

    Unit value at end of year ......................................   $  6.674     $  6.608     $  6.335     $  6.055     $  5.994
                                                                       ========     ========     ========     ========     ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ..........................   $    .07     $    .27     $    .28     $    .06     $    .40
    Ratio of operating expenses to average net assets ..............       1.33%        1.33%        1.33%        1.33%        1.33%
    Ratio of net investment income (loss) to average net assets ....       4.56%        4.99%        5.93%        5.22%        4.96%
    Number of units outstanding at end of year (thousands) .........      4,684        5,194        5,491        6,224        6,880
    Portfolio turnover rate ........................................        113%         166%         105%         340%         438%

Contracts issued on or after May 16, 1983                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                         2002         2001         2000         1999         1998
                                                                       --------     --------     --------     --------     --------
SELECTED PER UNIT DATA:
    Total investment income ........................................   $   .363     $   .402     $   .427     $   .378     $   .350
    Operating expenses .............................................       .097         .101         .092         .091         .088
                                                                       --------     --------     --------     --------     --------

    Net investment income (loss) ...................................       .266         .301         .335         .287         .262

    Unit value at beginning of year ................................      6.309        6.063        5.810        5.765        5.393
    Net realized and change in unrealized gains (losses) ...........      (.219)       (.055)       (.082)       (.242)        .110
                                                                       --------     --------     --------     --------     --------

    Unit value at end of year ......................................   $  6.356     $  6.309     $  6.063     $  5.810     $  5.765
                                                                       ========     ========     ========     ========     ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ..........................   $    .05     $    .25     $    .25     $    .04     $    .37
    Ratio of operating expenses to average net assets ..............       1.57%        1.57%        1.57%        1.57%        1.57%
    Ratio of net investment income to average net assets ...........       4.31%        4.74%        5.69%        4.97%        4.71%
    Number of units outstanding at end of year (thousands) .........     12,733       15,116       14,045       17,412       21,251
    Portfolio turnover rate ........................................        113%         166%         105%         340%         438%

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002

                                                          PRINCIPAL     FAIR
                                                           AMOUNT       VALUE
                                                         ----------   ----------
BONDS (64.7%)

 AIRLINES (1.0%)
  Delta Airlines Inc., 9.25% Debentures, 2007 .........  $1,085,671   $1,086,322
                                                                      ----------
 ASSET BACKED SECURITIES (6.1%)
  CA Infrastructure, 6.42% Debentures, 2008 ...........   1,100,000    1,198,108
  Daimler Chrysler Auto, 4.635 Debentures, 2006 .......   1,500,000    1,575,170
  Discover Card Mt, 6.05% Debentures, 2008 ............   1,100,000    1,208,184
  Ford Cr Auto Owner Trust, 4.75% Debentures, 2006 ....   1,400,000    1,482,844
  Metris MT, 1.64% Debentures, 2007 ...................     100,000       96,643
  Toyota Auto Recovery Owner Trust,
    2.65% Debentures, 2006 ............................   1,200,000    1,216,334
                                                                      ----------
                                                                       6,777,283
                                                                      ----------
 BANKING (1.3%)
  Fleet Financial Group, 7.13% Debentures, 2006 .......   1,250,000    1,385,590
                                                                      ----------
 BROKERAGE (0.5%)
  Goldman Sachs Group Inc., 5.70% Debentures, 2012 ....     500,000      520,988
                                                                      ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%)
  Credit Suisse First Boston Corp.,
    6.38% Debentures, 2035 ............................     900,000    1,004,338
  LB UBS Commercial Mortgage Trust,
    4.85% Debentures, 2031 ............................     670,000      680,723
                                                                      ----------
                                                                       1,685,061
                                                                      ----------
 CONGLOMERATES (0.9%)
  General Electric Capital Corp.,
    5.45% Debentures, 2013 ............................   1,000,000    1,040,742
                                                                      ----------
 DEFENSE (1.8%)
  Raytheon Co., 5.70% Debentures, 2003 ................   1,995,000    2,034,671
                                                                      ----------
 FINANCE (1.2%)
  General Motors Acceptance Corp.,
    6.88% Debentures, 2012 ............................     700,000      691,224
  Washington Mutual Inc., 4.38% Debentures, 2008 ......     600,000      612,068
                                                                      ----------
                                                                       1,303,292
                                                                      ----------
 FOOD (2.1%)
  General Mills Inc., 6.00% Debentures, 2012 ..........   2,100,000    2,288,093
                                                                      ----------
 INSURANCE (0.2%)
  SAFECO Corp., 7.25% Debentures, 2012 ................     200,000      222,512
                                                                      ----------
 MEDIA CABLE (7.7%)
  AOL Time Warner, 6.15% Debentures, 2007 .............   2,400,000    2,496,007
  Comcast Cable Communications,
    8.50% Debentures, 2027 ............................     500,000      521,960
  Clear Channel Communications,
    7.25% Debentures, 2003 ............................   1,300,000    1,326,504
  Cox Enterprises Inc., 7.88% Debentures, 2010 ........   3,800,000    4,214,819
                                                                      ----------
                                                                       8,559,290
                                                                      ----------

                                                         PRINCIPAL      FAIR
                                                           AMOUNT       VALUE
                                                         ----------   ----------
NATURAL GAS PIPELINE (6.9%)
 Duke Energy Field Service,
   7.50% Debentures, 2005 .............................  $  500,000   $  527,440
 El Paso Corp., 6.95% Debentures, 2007 ................   2,500,000    1,777,042
 Gemstone Investment Ltd.,
   7.71% Debentures, 2004 .............................   3,000,000    2,306,898
 Osprey 8.31% Debentures, 2003 (A) ....................   3,700,000      684,500
 Transcontinental Gas Pipeline,
   6.13% Debentures, 2005 .............................   2,400,000    2,304,000
                                                                      ----------
                                                                       7,599,880
                                                                      ----------
REAL ESTATE (5.1%)
 EOP Operating LP, 8.10% Debentures, 2010 .............     300,000      340,198
 EOP Operating LP, 6.75% Debentures, 2012 .............     450,000      484,375
 Nationwide Health Properties Inc.,
   6.90% Debentures, 2037 .............................   4,500,000    4,800,150
                                                                      ----------
                                                                       5,624,723
                                                                      ----------
SUPERMARKETS (1.0%)
 Fred Meyer Inc., 7.45% Debentures, 2008 ..............   1,000,000    1,137,860
                                                                      ----------

TECHNOLOGY (2.8%)
 Hewlett Packard Co., 6.50% Debentures, 2012 ..........     400,000      444,721
 Pitney Bowes Inc., 4.63% Debentures, 2012 ............   2,700,000    2,693,523
                                                                      ----------
                                                                       3,138,244
                                                                      ----------
TELECOMMUNICATIONS (4.3%)
 CenturyTel Inc., 7.88% Debentures, 2012 ..............   1,000,000    1,185,638
 Cingular Wireless, 6.50% Debentures, 2011 ............     670,000      723,918
 Cingular Wireless, 7.13% Debentures, 2031 ............     240,000      255,676
 Qwest Capital Funding, 7.00% Debentures, 2009 ........   3,000,000    1,935,000
 WorldCom Inc., 6.50% Debentures, 2004 (A) ............   1,000,000      240,000
 WorldCom Inc., 7.50% Debentures, 2011 (A) ............   1,700,000      408,000
                                                                      ----------
                                                                       4,748,232
                                                                      ----------
TOBACCO (0.3%)
 R.J. Reynolds Tobacco Holdings Inc.,
   7.25% Debentures, 2012 .............................     350,000      366,843
                                                                      ----------

UTILITIES (20.0%)
 CMS Energy Corp., 7.63% Debentures, 2004 .............   1,750,000    1,593,291
 CMS Energy Corp., 6.75% Debentures, 2004 .............   3,000,000    2,790,786
 DPL Inc., 6.88 % Debentures, 2011 ....................   5,700,000    4,783,668
 Duke Energy Corp., 6.45% Debentures, 2032 ............     150,000      146,340
 FirstEnergy Corp., 6.45% Debentures, 2011 ............   1,200,000    1,196,201
 PSEG Energy Holdings, 8.63% Debentures, 2008 .........     450,000      376,190
 Pepco Holdings, Inc., 5.50% Debentures, 2007 .........   1,600,000    1,672,224
 Pepco Holdings, Inc., 6.45% Debentures, 2012 .........   1,700,000    1,803,413
 Progress Energy, Inc., 6.05% Debentures, 2007 ........   2,700,000    2,878,826
 Utilicorp United, Inc., 6.88% Debentures, 2004 .......   6,300,000    4,912,828
                                                                      ----------
                                                                      22,153,767
                                                                      ----------
 TOTAL BONDS
   (COST $79,483,294) ..............................................  71,673,393
                                                                      ----------

                                                       PRINCIPAL       FAIR
                                                         AMOUNT        VALUE
                                                       ----------   ------------

UNITED STATES GOVERNMENT AGENCY SECURITIES (1.8%)
 Federal National Mortgage Association,
   6.00% due December, 2005 .........................  $1,750,000   $  1,939,089
                                                                    ------------

TOTAL U. S. GOVERNMENT AGENCY SECURITIES
  (COST $1,905,776) .................................                  1,939,089
                                                                    ------------

UNITED STATES GOVERNMENT SECURITIES (18.2%)
 United States of America Treasury,
   1.88% due September, 2004 ........................   1,700,000      1,712,418
 United States of America Treasury,
   6.63% due May, 2007 ..............................   1,000,000      1,167,579
 United States of America Treasury,
   6.13% due August, 2007 ...........................   8,850,000     10,179,580
 United States of America Treasury,
   3.00% due November, 2007 .........................     400,000        404,938
 United States of America Treasury,
   3.63% due January, 2008 ..........................   3,492,247      3,832,745
 United States of America Treasury,
   8.50% due February, 2020 .........................   2,000,000      2,883,672
                                                                    ------------

 TOTAL U.S. GOVERNMENT SECURITIES
  (COST $19,297,346) ................................                 20,180,932
                                                                    ------------

SHORT-TERM INVESTMENTS (15.3%)
 COMMERCIAL PAPER (15.3%)
  UBS Financial, Inc., 1.22% due January, 2003 ......   5,008,000      5,007,634
  CalEnergy Co Inc., 6.96% due September, 2003 ......     920,000        941,213
  Nisource Financial Corp., 5.75% due April, 2003 ...   2,400,000      2,393,681
  Becton Dickinson & Co., 1.32% due March, 2003 .....   1,003,000      1,000,481
  Preferred Resources Funding Corp.,
    1.37% due January, 2003 .........................   4,077,000      4,073,800
  Simon DeBartolo Group, 6.63% due June, 2003 .......   3,400,000      3,462,873
                                                                    ------------

  TOTAL SHORT-TERM INVESTMENTS (COST $16,822,969) ...                 16,879,682
                                                                    ------------

  TOTAL INVESTMENTS (100%)
   (COST $117,509,385) (B) .......................................  $110,673,096
                                                                    ============


NOTES

(A)  Restricted Security.

(B) At December 31, 2002 net unrealized depreciation for all securities was $6,836,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over cost of $3,258,396 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over fair value of $10,094,685.

          See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Quality Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for the one-year period ended December 31, 1998 was audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP

Hartford, Connecticut
February 14, 2003

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


Throughout the first quarter of 2002 signs of imminent recovery were proliferating. The sharp rise in the index of leading economic indicators and the decline in unemployment claims added to the evidence that the economy was poised for a rebound. Purchasing managers began to see signs of stabilization in the manufacturing sector and consumers continued to feed the momentum of the recovery. Market participants began to believe that the Federal Open Market Committee's ("FOMC") easing cycle had ended after 475 basis points of reduction in the federal funds rate.

The second quarter was a reminder that the road to recovery would be challenging. Although purchasing managers continued to see improvement in the manufacturing sector, the labor market began to show signs of renewed weakness. The economy added fewer jobs than expected and the unemployment rate peaked at 6.00% in April 2002. The continued weakness in the equity markets remained a concern as a potential drag on future consumer spending.

During the third quarter, economic data confirmed a slower- than-expected recovery. In addition, corporate scandals and impending military action provided the basis for tremendous volatility throughout the quarter. Purchasing managers experienced a sudden stall in manufacturing momentum. However, the most worrisome development was the weaker hiring trends revealed by labor market data, suggesting that corporations increased their pace of layoffs in response to the equity market decline and the manufacturing slowdown. Market participants looked to the Federal Reserve Board ("Fed") for an additional ease in monetary policy.

The fourth quarter continued to show signs of a sluggish economic environment. Consumer demand softened and businesses maintained their cautious approach regarding new orders and production. Corporations intent on restoring profit margins continued to control costs by trimming headcount. Consequently, the unemployment rate returned to its cyclical high of 6.00%. According to Chairman Greenspan, increased uncertainty, including geopolitical risk, produced an economic "soft spot". To "insure" against the risk of recession, the FOMC responded for the first time in 2002, by lowering the federal funds rate by 50 basis points to 1.25% from 1.75% at the November FOMC meeting.

The strategy in management for the Travelers Money Market Account for Variable Annuities will be to maintain a 30 - 45 day average life. We believe that the economy may be vulnerable to potential shocks including an oil price spike, impending military action, further labor market deterioration, and renewed terrorism in the United States. Any of these events could throw the economy off balance. Therefore, it is our belief that short-term rates are likely to remain unusually low for an extended period of time, as Fed officials will err on the side of monetary accommodation. As a result, we do not expect any tightening in rates until the fourth quarter of 2003. Hence, given our expectations, we anticipate that money market rates will be relatively flat throughout 2003. At year-end, the asset size of the portfolio was $139.0 million, with the yield of 1.37%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  [TAMIC LOGO]

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS:
  Investment securities, at fair value (cost $139,048,711) .......  $139,045,122
  Receivables:
    Purchase payments and transfers from other funding options ...       537,145
  Other assets ...................................................           291
                                                                    ------------

       Total Assets ..............................................   139,582,558
                                                                    ------------


LIABILITIES:
  Cash overdraft .................................................           169
  Payables:
    Contract surrenders and transfers to other funding options ...       274,824
    Investment management and advisory fees ......................         4,964
    Insurance charges ............................................        19,188
  Accrued liabilities ............................................             5
                                                                    ------------

        Total Liabilities ........................................       299,150
                                                                    ------------

NET ASSETS: ......................................................  $139,283,408
                                                                    ============

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


Investment Income:
   Interest ............................................              $2,734,998

EXPENSES:
   Investment management and advisory fees .............  $  500,554
   Insurance charges ...................................   1,934,942
                                                          ----------

      Total expenses ...................................               2,435,496
                                                                      ----------

        Net investment income (loss) ...................                 299,502
                                                                      ----------

   Net increase (decrease) in net assets
      resulting from operations ........................              $  299,502
                                                                      ==========

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                     2002              2001
                                                                                 -------------     -------------
OPERATIONS:
  Net investment income (loss) .............................................     $     299,502     $   4,439,118
                                                                                 -------------     -------------

  Net increase (decrease) in net assets resulting from operations ..........           299,502         4,439,118
                                                                                 -------------     -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 5,858,558 and 5,387,726 units, respectively) ..............      16,062,122        14,622,539
  Participant transfers from other funding options
    (applicable to 64,672,611 and 139,952,024 units, respectively) ...........     177,339,495       379,507,676
  Administrative charges
    (applicable to 54,859 and 55,025 units, respectively) ....................        (150,505)         (150,109)
  Contract surrenders
    (applicable to 13,961,585 and 13,518,648 units, respectively) ............     (38,286,908)      (36,707,803)
  Participant transfers to other funding options
    (applicable to 68,317,728 and 123,528,651 units, respectively) ...........    (187,327,842)     (335,165,982)
  Other payments to participants
    (applicable to 935,674 and 293,974 units, respectively) ..................      (2,566,662)         (800,830)
                                                                                 -------------     -------------

  Net increase (decrease) in net assets resulting from unit transactions ...       (34,930,300)       21,305,491
                                                                                 -------------     -------------

  Net increase (decrease) in net assets ....................................       (34,630,798)       25,744,609

    NET ASSETS:
      Beginning of year ....................................................       173,914,206       148,169,597
                                                                                 -------------     -------------

  End of year ..............................................................     $ 139,283,408     $ 173,914,206
                                                                                 =============     =============

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding Universal Annuity contracts issued by The Company. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

     Insurance charges are paid for the mortality and expense risks assumed by The Company. Each business day, The Company deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983.

     For certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Company to cover administrative charges.

     The  Company   assesses  a  5%  contingent   deferred  sales  charge  if  a
     participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent sales charges of $361,097 and $190,130 for the years ended December 31, 2002 and 2001, respectively.

3.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $2,208,000 and $2,456,000 of the net assets of Account MM were held on behalf of an affiliate of The Company as of December 31, 2002 and 2001, respectively. Transactions with this affiliate during the years ended December 31, 2002 and 2001, were comprised of participant purchase payments of approximately $813,000 and $1,049,000 and contract surrenders of approximately $885,000 and $2,619,000, respectively.

4.   NET CONTRACT OWNERS' EQUITY

                                                                                   DECEMBER 31, 2002
                                                                         ------------------------------------
                                                                                         UNIT        NET
                                                                            UNITS       VALUE       ASSETS
                                                                         ----------     -----    ------------
Accumulation phase of contracts issued prior to May 16, 1983 ......          24,242    $2.882    $     69,856
Annuity phase of contracts issued prior to May 16, 1983 ...........          25,020     2.882          72,099
Accumulation phase of contracts issued on or after May 16, 1983 ...      50,615,147     2.744     138,903,157
Annuity phase of contracts issued on or after May 16, 1983 ........          86,833     2.744         238,296
                                                                                                 ------------

Net Contract Owners' Equity .................................................................    $139,283,408
                                                                                                 ============

5.   SUPPLEMENTARY INFORMATION

     (Selected data for a unit outstanding throughout each year.)


SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                         2002         2001         2000         1999         1998
                                                                       --------     --------     --------     --------     --------
SELECTED PER UNIT DATA:
    Total investment income ........................................   $   .051     $   .120     $   .174     $   .135     $   .138
    Operating expenses .............................................       .038         .037         .037         .034         .033
                                                                       --------     --------     --------     --------     --------

    Net investment income (loss) ...................................       .013         .083         .137         .101         .105

    Unit value at beginning of year ................................      2.869        2.786        2.649        2.548        2.443
                                                                       --------     --------     --------     --------     --------

    Unit value at end of year ......................................   $  2.882     $  2.869     $  2.786     $  2.649     $  2.548
                                                                       ========     ========     ========     ========     ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ..........................   $    .01     $    .08     $    .14     $    .10     $    .11
    Ratio of operating expenses to average net assets ..............       1.33%        1.33%        1.33%        1.33%        1.33%
    Ratio of net investment income (loss) to average net assets ....       0.46%        2.89%        5.09%        3.87%        4.20%
    Number of units outstanding at end of year (thousands) .........         49           60           70           80           91

Contracts issued on or after May 16, 1983                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                         2002         2001         2000         1999         1998
                                                                       --------     --------     --------     --------     --------
SELECTED PER UNIT DATA:
    Total investment income ........................................   $   .048     $   .114     $   .167     $   .130     $   .133
    Operating expenses .............................................       .043         .042         .041         .039         .038
                                                                       --------     --------     --------     --------     --------

    Net investment income (loss) ...................................       .005         .072         .126         .091         .095

    Unit value at beginning of year ................................      2.739        2.667        2.541        2.450        2.355
                                                                       --------     --------     --------     --------     --------

    Unit value at end of year ......................................   $  2.744     $  2.739     $  2.667     $  2.541     $  2.450
                                                                       ========     ========     ========     ========     ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ..........................   $    .01     $    .07     $    .13     $    .09     $    .10
    Ratio of operating expenses to average net assets ..............       1.57%        1.57%        1.57%        1.57%        1.57%
    Ratio of net investment income (loss) to average net assets ....       0.21%        2.64%        4.84%        3.62%        3.95%
    Number of units outstanding at end of year (thousands) .........     50,702       63,430       55,477       70,545       41,570

*  Annualized

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002

                                                                              PRINCIPAL           FAIR
                                                                                AMOUNT           VALUE
                                                                             ------------     ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (94.8%)
  American Express Credit Corp., 1.33% due February 11, 2003 ..............  $  7,000,000     $  6,989,248
  American General Financial Corp., 1.32% due February 19, 2003 ...........     4,100,000        4,092,522
  American Honda Financial Corp., 1.32% due January 22, 2003 ..............     1,200,000        1,199,015
  American Honda Financial Corp., 1.33% due January 16, 2003 ..............     3,890,000        3,887,650
  American Honda Financial Corp., 1.56% due January 9, 2003 ...............     1,900,000        1,899,365
  Becton Dickinson & Co., 1.32% due March 10, 2003 ........................     1,000,000          997,489
  Caterpillar Financial Services Corp., 1.33% due February 13, 2003 .......     1,698,000        1,695,270
  Caterpillar Financial Services Corp., 1.35% due January 22, 2003 ........     5,000,000        4,995,895
  Clipper Receivables Corp., 1.76% due January 16, 2003 ...................     5,000,000        4,996,980
  General Dynamics Corp., 1.56% due January 15, 2003 ......................     6,000,000        5,996,598
  ING Funding, 1.32% due February 14, 2003 ................................     5,300,000        5,291,287
  ING Funding, 1.32% due February 5, 2003 .................................     1,820,000        1,817,599
  Marsh & McLennan Cos., 1.34% due January 14, 2003 .......................     2,540,000        2,538,659
  Merck & Co. Inc., 1.32% due January 15, 2003 ............................     3,930,000        3,927,772
  Merck & Co. Inc., 1.32% due January 23, 2003 ............................     1,944,000        1,942,334
  Morgan Stanley Dean Witter & Co., 1.36% due February 4, 2003 ............     6,757,000        6,748,338
  Nestle Capital Corp., 1.32% due March 5, 2003 ...........................     3,330,000        3,322,244
  Old Line Funding Corp., 1.38% due January 10, 2003 ......................     3,181,000        3,179,814
  Park Avenue Receivables Corp., 1.36% due February 11, 2003 ..............     4,000,000        3,993,856
  Park Avenue Receivables Corp., 1.38% due January 16, 2003 ...............     2,900,000        2,898,248
  Parker-Hannifin Corp., 1.37% due January 6, 2003 ........................     6,900,000        6,898,475
  Preferred Resources Funding Corp., 1.36% due January 22, 2003 ...........     1,776,000        1,774,542
  Prudential Funding, 1.32% due February 27, 2003 .........................     7,100,000        7,085,005
  Quincy Capital Corp., 1.36% due January 10, 2003 ........................     1,500,000        1,499,441
  Quincy Capital Corp., 1.37% due January 21, 2003 ........................     3,102,000        3,099,565
  Quincy Capital Corp., 1.39% due January 9, 2003 .........................     1,598,000        1,597,466
  Rio Tinto America Inc., 1.34% due January 16, 2003 ......................     6,463,000        6,459,096
  Sheffield Resources Corp., 1.38% due January 24, 2003 ...................     6,000,000        5,994,648
  Societe Generale North America 1.32% due February 12, 2003 ..............     3,000,000        2,995,284
  Societe Generale North America 1.55% due January 13, 2003 ...............     3,790,000        3,788,147
  Starfish Global Funding, 1.36% due January 9, 2003 ......................     4,000,000        3,998,664
  Toyota Motor Credit Corp., 1.34% due January 27, 2003 ...................     6,000,000        5,994,012
  UBS Financial, Inc., 1.22% due January 2, 2003 ..........................     3,257,000        3,256,762
  UBS Financial, Inc., 1.37% due January 7, 2003 ..........................     3,338,000        3,337,135
  Windmill Funding Corp., 1.37% due January 14, 2003 ......................     1,400,000        1,399,261
  Windmill Funding Corp., 1.58% due January 9, 2003 .......................       260,000          259,913
                                                                                              ------------
                                                                                               131,847,599
                                                                                              ------------
U.S. AGENCY SECURITIES (5.2%)
  Federal Home Loan Mortgage Corp., 1.26% due February 19, 2003 ...........     4,900,000        4,892,023
  Federal National Mortgage Association, 1.27% due February 26, 2003 ......     2,310,000        2,305,500
                                                                                              ------------
                                                                                                 7,197,523
                                                                                              ------------
 TOTAL INVESTMENTS (100%)
  (COST $139,048,711) ......................................................................  $139,045,122
                                                                                              ============


                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Money Market Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for the one-year period ended December 31, 1998 was audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected per unit data and ratios for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP

Hartford, Connecticut
February 14, 2003

                         BOARD OF MANAGERS AND OFFICERS

NAME AND POSITION
   WITH THE FUND              PRINCIPAL OCCUPATION DURING LAST FIVE YEARS

*R. Jay Gerken                Managing Director (1989 to present) of Salomon
 Manager                      Smith Barney Inc. ("SSB"); Chairman, President and
 399 Park Avenue              CEO of Smith Barney Fund Management LLC; Travelers
 New York, NY                 Investment Adviser, Inc. and CitiFund Management
 Age 51                       Inc. Chairman, Chief Executive Officer and
                              President, Board of Managers (2002-present), six
                              Variable Annuity Separate Accounts of The
                              Travelers Insurance Company+; Chairman, Chief
                              Executive Officer and President, Board of Trustees
                              (2002-present), five Mutual Funds sponsored by The
                              Travelers Insurance Company.++

 Robert E. McGill, III        Retired manufacturing executive. Director
 Manager                      (1983-1995), Executive Vice President(1989-1994)
 295 Hancock Street           and Senior Vice President, Finance and
 Williamstown, MA             Administration (1983-1989), The Dexter Corporation
 Age 71                       (manufacturer of specialty chemicals and
                              materials); Vice Chairman (1990-1992), Director
                              (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director,
                              (1994-1999), The Connecticut Surety Corporation
                              (insurance); Director (1995-2000), Chemfab
                              Corporation (specialty materials manufacturer);
                              Director (1999-2001), Ravenwood Winery, Inc.;
                              Director (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of Managers
                              (1974-present), six Variable Annuity Separate
                              Accounts of The Travelers Insurance Company+;
                              Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

 Lewis Mandell                Professor of Finance and Managerial Economics,
 Manager                      University at Buffalo since 1998. Dean, School of
 160 Jacobs Hall              Management (1998-2001), University at Buffalo;
 Buffalo, NY                  Dean, College of Business Administration
 Age 60                       (1995-1998), Marquette University; Professor of
                              Finance (1980-1995) and Associate Dean
                              (1993-1995), School of Business Administration, and Director, Center for Research and Development in Financial Services (1980-1995), University of
                              Connecticut; Director (2000-present), Delaware
                              North Corp. (hospitality business); Member, Board of Managers (1990-present), six Variable Annuity
                              Separate Accounts of The Travelers Insurance
                              Company+; Trustee (1990-present), five Mutual
                              Funds sponsored by The Travelers Insurance
                              Company.++

 Frances M. Hawk,             Private Investor, (1997-present); Portfolio
 CFA, CFP                     Manager (1992-1997, HLM Management Company, Inc.
 Manager                      (investment management); Assistant Treasurer,
 423 Vineyard Lane            Pensions and Benefits. Management (1989-1992),
 Downingtown, PA              United Technologies Corporation (broad-based
 Age 55                       designer and manufacturer of high technology
                              products); Member, Board of Managers
                              (1991-present), six Variable Annuity Separate
                              Accounts of The Travelers Insurance Company+;
                              Trustee (1991-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

 Ernest J. Wright             Vice President and Secretary (1996-present),
 Secretary to the Board       Assistant Secretary (1994-1996), Counsel
 One CityPlace                (1987-present), The Travelers Insurance Company;
 Hartford, Connecticut        Secretary (1994-present), six Variable Annuity
 Age 62                       Separate Accounts of The Travelers Insurance
                              Company+; Secretary (1994-present), five Mutual
                              Funds sponsored by The Travelers Insurance
                              Company.++

 NAME AND POSITION
   WITH THE FUND                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS

 Kathleen A. McGah              Deputy General Counsel (1999 - present);
 Assistant Secretary to         Assistant Secretary (1995-present), The
 The Board                      Travelers Insurance Company; Assistant Secretary
 One CityPlace                  (1995-present), six Variable Annuity Separate
 Hartford, Connecticut          Accounts of The Travelers Insurance Company+;
 Age 52                         Assistant Secretary, (1995-present), five Mutual
                                Funds sponsored by The Travelers Insurance
                                Company.++ Prior to January 1995, Counsel, ITT
                                Hartford Life Insurance Company.

 David A. Golino                Vice President and Controller (1999-present),
 Principal Accounting Officer   Second Vice President (1996-1999), The Travelers
 One CityPlace                  Insurance Company; Principal Accounting Officer
 Hartford, Connecticut          (1998-present), six Variable Annuity Separate
 Age 41                         Accounts of The Travelers Insurance Company.+
                                Prior to May 1996, Senior Manager (1985-1996),
                                Deloitte & Touche LLP.


+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. Gerken is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

                               INVESTMENT ADVISER
                               ------------------
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                             INVESTMENT SUB-ADVISER
                             ----------------------
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Stamford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES


                             INDEPENDENT ACCOUNTANTS
                             -----------------------
                                    KPMG LLP
                              Hartford, Connecticut


                                    CUSTODIAN
                                    ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.

VG-137  (Annual)  (12-02)  Printed in U.S.A.